PREPAID EXPENSES AND OTHER RECEIVABLES	9 Months Ended
Dec. 31, 2021
Prepaid Expenses And Other Receivables
PREPAID EXPENSES AND OTHER RECEIVABLES

NOTE 5. PREPAID EXPENSES AND OTHER RECEIVABLES

(In thousands)	As of December 31, 2021	As of March 31, 2021

Research & development tax credits	$257	$649
Prepaid insurance	206	1,445
Tax deposits	142	–
Other receivables	67	34
Other prepaid expenses	–	48
Total prepaid expenses and other receivables	$672	$2,176

In October 2016, the Company's wholly-owned subsidiary, PPL, agreed to a settlement, from a claim made against a supplier, to receive $120,000 in annual instalments of $11,250.  Through December 31, 2021, the Company has collected the full amount. The balance of $33,750 was classified $11,250 as a current asset in prepaid expenses and other receivables and $22,500 as a long-term receivable as of March 31, 2021. The installment note receivable was assigned to Portage by PPL prior to the disposition of PPL (see Note 7, “Disposition of PPL”).